GLOBAL HEALTHCARE REIT, INC.
NOTICE OF GRANT OF STOCK OPTION

Notice is hereby given of the following option grant (the “Option”) to purchase shares of the Common Stock of Global Healthcare REIT, Inc., a Utah corporation (the “Company”):

OPTIONEE:	ZVI RHINE

GRANT DATE:	APRIL 1 2018,

VESTING COMMENCEMENT DATE:	APRIL 1, 2018

EXERCISE PRICE:	$0.36 PER SHARE

NUMBER OF OPTION SHARES:	600,000 SHARES OF COMMON STOCK

EXPIRATION DATE:	FIVE YEARS FOLLOWING GRANT DATE

TYPE OF OPTION:	[ ] INCENTIVE STOCK OPTION [X] NON-STATUTORY STOCK OPTION

DATE EXERCISABLE:	UPON EACH VESTING DATE

VESTING SCHEDULE:	150,000 ON GRANT DATE 150,000 TWELVE MONTHS FOLLOWING GRANT DATE 150,000 EIGHTEEN MONTHS FOLLOWING GRANT DATE 150,000 TWENTY-FOUR MONTHS FOLLOWING GRANT DATE

For purposes of the Option, the term “Service” shall mean the provision of full time services to the Company (or any Subsidiary or Affiliate) by a person in the capacity of an executive officer or employee.

Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.

DATED: ________________, 2016.

OPTIONEE:	COMPANY:
Zvi Rhine	Global Healthcare REIT, Inc.

Signature:	By:

Printed Name: Zvi Rhine

Address: